Exhibit 99.1


                              PACIFIC STATE BANCORP

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350.
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Pacific State Bancorp (the "Company") on Form 10-Q for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on May 15, 2003 (the "Report'), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

         (1)      The Report fully complies with the requirements of Section 13
                  (a) or 15 (d) of the Securities and Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company


                                   SIGNATURES

         Pursuant to the requirements of Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


PACIFIC STATE BANCORP

BY: /s/ STEVEN A. ROSSO                          Date: May 15, 2003
    --------------------------------------
    Steven A. Rosso
    President, Chief Executive Officer and
    Acting Chief Financial Officer


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